                            OPPENHEIMER BOND FUND
                    Supplement dated June 27, 2003 to the
                      Prospectus dated February 25, 2003

The Prospectus is changed as follows:

1.    The  following  paragraph  is added at the end of the section  captioned
   "About the Fund's Investments - Other Investment  Strategies" on Page 15 of
   the Prospectus:

   "Loans of  Portfolio  Securities.  The Fund has entered  into a  Securities
   Lending  Agreement  with JP Morgan Chase.  Under that  agreement  portfolio securities  of the  Fund  may be  loaned  to  brokers,  dealers  and  other financial  institutions.  The Securities  Lending  Agreement  provides that loans must be adequately  collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines,  adopted by the Fund's Board of Trustees.  The value of the securities  loaned may not exceed 25% of the value of the Fund's net assets."

June 27, 2003                                                     PS0285.028

                            OPPENHEIMER BOND FUND

                    Supplement dated June 27, 2003 to the
         Statement of Additional Information dated February 25, 2003

1.    The section  "Loans of Portfolio  Securities"  under the caption  "About the Fund - Additional  Information About the Fund's Investment Policies and
   Risks - Other  Investment  Techniques and Strategies" on page 16 is deleted and replaced with the following:

         |X| Loans of Portfolio  Securities.  The Fund may lend its  portfolio securities to brokers,  dealers and financial  institutions  pursuant to the Securities  Lending Agreement (the "Securities  Lending  Agreement")
      with  JP  Morgan  Chase,  subject  to  the  restrictions  stated  in the
      Prospectus.  The Fund would lend such  portfolio  securities  to attempt to increase the Fund's income.  Under the Securities  Lending  Agreement and applicable  regulatory  requirements  (which are subject to change), the loan  collateral  must,  on each  business day, be at least equal to the  value of the  loaned  securities  and must  consist  of cash,  bank letters of credit or securities of the U.S.  Government (or its agencies or  instrumentalities),  or other cash  equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must  obligate  a bank to pay to JP  Morgan  Chase,  as  agent,  amounts demanded by the Fund if the demand  meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be  satisfactory to JP Morgan  Chase and the Fund.  The Fund will  receive,  pursuant  to the Securities  Lending  Agreement,  80% of all annual net income (i.e., net of rebates to the Borrower) from  securities  lending  transactions.
      JP Morgan Chase has agreed, in general,  to guarantee the obligations of borrowers  to  return  loaned  securities  and  to  be  responsible  for expenses relating to securities  lending.  The Fund will be responsible, however,  for risks  associated with the investment of cash  collateral, including  the risk that the  issuer of the  security  in which the cash
      collateral  has  been  invested   defaults.   The   Securities   Lending
      Agreement  may be terminated by either JP Morgan Chase or the Fund on 30 days'  written  notice.  The terms of the  Fund's  loans  must also meet applicable  tests under the Internal Revenue Code and permit the Fund to reacquire loaned  securities on five business days' notice or in time to vote on any important  matter.  The Fund may lend  securities in amounts up to 25% of the value of the Fund's net assets.

June 27, 2003                                                 PX0285.014